UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2018

Date of reporting period:	March 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Floating Rate Income Fund

Annual report
2 | 28 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 18

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including changing perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry. These factors may lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

April 10, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund’s managers each have more than 30 years of investment experience

2 Floating Rate Income Fund

Bank loans rank high in a company’s capital structure

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Performance history as of 2/28/18

Annualized total return (%) comparison

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* These returns are from 8/31/04 to 2/28/18 because only data from the month-end following the fund’s inception date (8/4/04) is available.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA
Portfolio Manager

Paul is Co-Head of Fixed Income. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

Your fund is also managed by Norman P. Boucher and Robert L. Salvin.

Paul, what was the market environment like for high-yield bank loans during the reporting period?

For the period as a whole, floating-rate bank loans gained 4.22%, as measured by the S&P/ LSTA Leveraged Loan Index, trailing high-yield bonds, but outperforming the broad investment-grade fixed-income market.

Loans delivered modest, coupon-driven gains through most of the first half of 2017 amid intensified refinancing activity, declining U.S. Treasury yields, and growing uncertainty about the Trump administration’s policy agenda. In January 2018, loans gained 1.07%, registering their strongest performance since December 2016, as a sharp rise in Treasury yields increased the allure of floating-rate securities. Notably, February 2018 marked the fifth consecutive month that loans outpaced high-yield bonds, something that hasn’t happened in the past decade.

Gains were broad-based across industries, led by automotive (+6%), health care (+5%), and metals & mining (+5%). On the downside, transportation (0%) and energy (+2%) were the weakest performers. From a credit-quality perspective, lower-quality loans delivered

Floating Rate Income Fund 5

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

the best returns, reflecting continued strong demand for the highest-yielding securities. Higher-quality BB-rated loans also did well, gaining about 4% and finishing slightly below the market’s return.

What is your view on tax reform as it relates to the loan market?

Overall, we think the new Tax Cuts and Jobs Act is positive for U.S. corporations. While analysis of the law’s intricacies continues to emerge, we think a lower corporate tax rate — it dropped from 35% to 21% — will bolster cash flows. At the same time, the new tax law caps interest deductibility at 30% of earnings before interest, taxes, depreciation, and amortization, which in our view, will sap cash flows for more heavily indebted, lower-rated debt issuers.

Based on our preliminary analysis, a large majority of companies in the high-yield and bank-loan markets will benefit from tax reform. We think the firms that may be disadvantaged are lower-rated issuers — those with credit ratings of CCC or lower — and we believe the impact will likely occur over a two- to five-year period. It’s also important to note that the bank-loan market has significantly fewer CCC-rated issuers versus the high-yield bond market. Thus, we think the loan market is less exposed to the potential negative implications that may affect lower-rated issuers.

The fund modestly lagged the benchmark but slightly outpaced the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Looking back over the fund’s history, during periods when lower-quality loans have led the market — as was the case this period — the fund has generated solid absolute returns but has tended to lag the benchmark.

At the sector/industry level, security selection in energy; underweight exposure to the lagging retail cohort; and favorable overall positioning in gaming, lodging and leisure aided the fund’s relative performance. Conversely, lower-than-benchmark allocations to technology, health care, and food & beverages, dampened performance versus the benchmark.

In terms of individual holdings, not owning underperforming energy exploration and production [E&P] company and index member Fieldwood Energy proved advantageous. Fieldwood’s loans have exhibited substantial volatility and consequently were not attractive to us from a risk/return perspective. Also within energy, an out-of-benchmark position in E&P firm Vantage Drilling — which was sold during the period — provided a further boost to relative performance. Elsewhere, avoiding loans issued by pet supply retailer Petco also helped.

On the downside, loans issued by cosmetics maker Revlon detracted, as the firm posted a string of disappointing quarterly earnings. More recently, Revlon’s loans rebounded on the release of better-than-expected preliminary results for the fourth quarter of 2017.

What is your outlook for the bank-loan market over the coming months?

Loans performed well in the early months of 2018 amid a volatile backdrop for risk-driven assets. Rising interest rates bolstered the asset class, as loan coupons — their stated interest rates — adjusted higher.

Bank-loan coupons are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks, which tends to move in step with the federal funds rate. In late February, three-month LIBOR eclipsed 2% for the first time since the 2007–2008 financial crisis. We think it’s possible that the Federal Reserve could increase the fed funds rate four times during 2018. If that occurs,

Floating Rate Income Fund 7

LIBOR also would continue to rise, and coupons on existing loans would, in turn, adjust higher from current levels, providing the fund with incrementally higher income.

With interest rates moving up, investors have taken notice. Year-to-date through February 28, 2018, loan funds reported net inflows of $1.3 billion, according to data from JPMorgan — a noteworthy recovery after five consecutive months of outflows. Looking back over the period from January 1, 2017, to February 28, 2018, net inflows into loan funds totaled $14.4 billion, with positive flows in 9 out of 14 months.

More broadly, we think the loan market continues to be supported by a favorable fundamental backdrop. The U.S. economy has continued to expand, aided by a reacceleration in global growth. Corporate fundamentals — sales, earnings, cash flow, and debt management — strengthened during the 12-month reporting period, in our view, and provided a supportive environment for risk-based assets, including bank loans. The loan default rate rose to 2.5% in February 2018, but remained below the long-term average range of 3% to 3.5%. Importantly, we believe strong sales and earnings among loan issuers, coupled with a record pace of refinancing, may extend the current credit cycle for at least a few more years.

How are you positioning the fund in light of this outlook?

At the sector/industry level, we favor housing; gaming, lodging and leisure; paper & packaging; chemicals; and financials. By contrast, we have a relatively negative view toward retail due to weak earnings trends and longer-term concerns related to brick-and-mortar versus online sales. Consequently, we plan to maintain underweight exposure there. The fund also has lighter-than-benchmark exposure to technology, services, and transportation.

As always, we will continue our efforts to prudently deploy capital by focusing on what we believe to be our research team’s best ideas. This includes companies that in our view have strong balance sheets and collateral coverage, high free cash flow, manageable capital structures, and improving credit profiles.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	3.62%	50.48%	4.17%	17.07%	3.20%	10.23%	3.30%	3.71%
After sales charge	3.54	48.97	4.07	15.90	2.99	9.13	2.95	2.68
Class B (9/7/04)
Before CDSC	3.32	46.93	3.92	15.76	2.97	9.56	3.09	3.39
After CDSC	3.32	46.93	3.92	15.76	2.97	9.56	3.09	2.39
Class C (9/7/04)
Before CDSC	2.84	39.59	3.39	12.75	2.43	7.77	2.52	2.82
After CDSC	2.84	39.59	3.39	12.75	2.43	7.77	2.52	1.82
Class M (9/7/04)
Before sales charge	3.52	49.21	4.08	16.64	3.13	9.93	3.21	3.54
After sales charge	3.46	48.09	4.00	15.76	2.97	9.11	2.95	2.76
Class R (9/7/04)
Net asset value	3.35	46.59	3.90	15.48	2.92	9.40	3.04	3.33
Class Y (10/4/05)
Net asset value	3.86	54.46	4.44	18.54	3.46	11.06	3.56	3.97

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 2/28/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P/LSTA Leveraged Loan
Index (LLI)*	4.84%	72.23%	5.59%	21.71%	4.01%	13.25%	4.24%	4.22%
Lipper Loan Participation
Funds category average†	3.80	54.32	4.42	17.63	3.29	10.97	3.52	3.53

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* These returns are from 8/31/04 to 2/28/18 because only data from the month-end following the fund’s inception date (8/4/04) is available.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/18, there were 227, 205, 164, 78, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,693 and $13,959, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $14,809. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,659 and $15,446, respectively.

Floating Rate Income Fund 11

Fund price and distribution information For the 12-month period ended 2/28/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		12	12	12		12	12
Income	$0.323938		$0.306508	$0.259183	$0.319488		$0.302241	$0.345766
Capital gains	—		—	—	—		—	—
Total	$0.323938		$0.306508	$0.259183	$0.319488		$0.302241	$0.345766
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
2/28/17	$8.63	$8.72	$8.63	$8.63	$8.63	$8.70	$8.63	$8.64
2/28/18	8.62	8.71	8.61	8.61	8.61	8.68	8.61	8.63
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[1]	4.33%	4.28%	4.11%	3.51%	4.28%	4.24%	4.06%	4.60%
Current 30-day
SEC yield[2]	N/A	3.70	3.54	2.99	N/A	3.65	3.48	3.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	3.62%	50.56%	4.18%	16.36%	3.08%	10.34%	3.33%	4.00%
After sales charge	3.55	49.06	4.07	15.20	2.87	9.24	2.99	2.96
Class B (9/7/04)
Before CDSC	3.32	46.73	3.91	15.07	2.85	9.55	3.09	3.67
After CDSC	3.32	46.73	3.91	15.07	2.85	9.55	3.09	2.67
Class C (9/7/04)
Before CDSC	2.84	39.51	3.39	12.07	2.30	7.88	2.56	3.10
After CDSC	2.84	39.51	3.39	12.07	2.30	7.88	2.56	2.10
Class M (9/7/04)
Before sales charge	3.53	49.48	4.10	16.07	3.02	10.17	3.28	3.95
After sales charge	3.47	48.36	4.02	15.20	2.87	9.34	3.02	3.17
Class R (9/7/04)
Net asset value	3.36	46.84	3.92	14.91	2.82	9.51	3.07	3.74
Class Y (10/4/05)
Net asset value	3.86	54.55	4.45	17.83	3.34	11.17	3.59	4.26

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Floating Rate Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/17	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%
Annualized expense ratio for the
six-month period ended 2/28/18*	1.02%	1.22%	1.77%	1.07%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/17 to 2/28/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$5.12	$6.12	$8.87	$5.37	$6.37	$3.87
Ending value (after expenses)	$1,024.60	$1,023.60	$1,020.70	$1,023.10	$1,022.10	$1,025.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/18, use the following calculation method. To find the value of your investment on 9/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$5.11	$6.11	$8.85	$5.36	$6.36	$3.86
Ending value (after expenses)	$1,019.74	$1,018.74	$1,016.02	$1,019.49	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Floating Rate Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in,

Floating Rate Income Fund 15

related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Floating Rate Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Floating Rate Income Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Floating Rate Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of February 28, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
April 10, 2018

Floating Rate Income Fund 19

The fund’s portfolio 2/28/18

	Principal
SENIOR LOANS (88.5%)*c	amount	Value
Advertising and marketing services (0.2%)
Lions Gate Entertainment Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.25%, 3.898%, 12/8/23	$1,915,664	$1,922,049
		1,922,049
Automotive (0.8%)
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.50%, 5.08%, 11/6/24	5,970,000	5,984,925
		5,984,925
Broadcasting (3.3%)
CBS Radio, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.623%, 11/13/24	3,040,498	3,055,700
iHeartCommunications, Inc. bank term loan FRN Ser. D, BBA LIBOR
USD 3 Month + 6.75%, 8.443%, 1/30/19 (In default)†	7,105,000	5,612,950
Sinclair Television Group, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 2.50%, 12/12/24	6,100,000	6,114,158
Townsquare Media, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 4/1/22	2,735,135	2,739,694
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 1/27/24	1,944,702	1,945,917
Univision Communications, Inc. bank term loan FRN Ser. C5, BBA
LIBOR USD 3 Month + 2.75%, 4.398%, 3/15/24	5,772,298	5,701,045
		25,169,464
Building materials (1.6%)
American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 2.50%, 4.148%, 10/31/23	1,985,000	1,994,925
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.593%, 5/5/24	4,878,704	4,911,231
Werner Finco LP bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.648%, 7/24/24	4,988,750	5,038,638
		11,944,794
Capital goods (9.4%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.25%, 3.721%, 11/10/23	3,681,135	3,692,892
Berry Global Group, Inc. bank term loan FRN Ser. Q, BBA LIBOR
USD 3 Month + 2.00%, 3.82%, 10/1/22	2,975,802	2,983,242
Berry Global Group, Inc. bank term loan FRN Ser. R, BBA LIBOR USD
3 Month + 2.00%, 3.82%, 1/19/24	992,500	994,361
Blount International, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 4.25%, 5.83%, 4/12/23	1,000,000	1,013,750
BWAY Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.958%, 4/3/24	4,751,113	4,766,948
Casella Waste Systems, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.09%, 10/17/23	3,828,769	3,838,341
CD&R Waterworks Merger Sub, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.575%, 8/1/24	3,491,250	3,495,614
Clark Equipment Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 4.193%, 5/12/24	2,754,452	2,760,478
Consolidated Container Co., LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.789%, 5/22/24	1,995,000	2,001,234
Gates Global, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.443%, 3/31/24	5,084,210	5,117,573

20 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.443%, 9/27/23	$4,112,938	$4,128,361
Manitowac Foodservice, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.398%, 3/3/23	2,787,718	2,810,368
Plastipak Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.45%, 10/12/24	997,500	1,003,423
RBS Global, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.853%, 8/21/24	2,485,000	2,498,590
Reynolds Group Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.398%, 2/5/23	3,176,992	3,190,891
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 8.00%, 9.873%, 2/15/26	1,935,000	1,925,325
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.373%, 2/15/25	3,455,000	3,485,231
Signode Industrial Group US, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.75%, 4.42%, 5/1/21	17,795	17,795
Terex Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.25%, 3.943%, 1/31/24	2,977,500	2,983,702
Thermon Industries, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.75%, 5.33%, 10/30/24	2,500,000	2,515,625
TransDigm, Inc. bank term loan FRN Ser. E, BBA LIBOR USD 3 Month
+ 2.80%, 4.254%, 5/14/22	6,624,145	6,665,546
TransDigm, Inc. bank term loan FRN Ser. F, BBA LIBOR USD 3 Month
+ 2.75%, 4.413%, 6/9/23	800,000	805,000
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.58%, 11/15/23	4,650,882	4,674,136
Wrangler Buyer Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 9/19/24	5,000,000	5,026,785
		72,395,211
Chemicals (5.4%)
Allnex USA, Inc. bank term loan FRN Ser. B2, BBA LIBOR USD
3 Month + 3.25%, 5.206%, 9/13/23	1,126,389	1,130,613
Allnex USA, Inc. bank term loan FRN Ser. B3, BBA LIBOR USD
3 Month + 3.25%, 5.206%, 9/13/23	848,611	851,793
Alpha 3 BV bank term loan FRN Ser. B1, BBA LIBOR USD 3 Month
+ 3.00%, 4.693%, 1/31/24	3,980,000	4,004,875
Israel Chemicals, Ltd. bank term loan FRN BBA LIBOR USD 3 Month
+ 6.75%, 8.623%, 2/13/26 (Israel)	2,000,000	2,025,000
Israel Chemicals, Ltd. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.873%, 2/13/25 (Israel)	2,000,000	2,015,000
KMG Chemicals, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.398%, 6/15/24	3,877,528	3,892,069
MacDermid, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 6/7/23	1,539,383	1,549,967
MacDermid, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD
3 Month + 2.50%, 4.148%, 6/7/20	1,390,333	1,394,389
New Arclin US Holding Corp. bank term loan FRN BBA LIBOR USD
3 Month + 8.75%, 10.443%, 2/14/25	680,000	685,950
New Arclin US Holding Corp. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.278%, 2/14/24	2,323,333	2,345,115

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Chemicals cont.
PQ Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.50%, 4.291%, 2/8/25	$1,000,000	$1,004,643
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.734%, 7/31/22	2,130,000	2,019,063
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 3.25%, 5.234%, 7/31/21	3,442,963	3,426,609
Trinseo Materials Operating SCA bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 4.148%, 9/6/24	2,453,850	2,469,697
Tronox Blocked Borrower, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.693%, 9/22/24	1,209,302	1,216,429
Tronox Pigments Holland BV bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.693%, 9/22/24	2,790,698	2,807,143
Univar USA, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 4.148%, 7/1/24	3,829,594	3,846,946
Venator Materials, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 8/8/24	2,992,500	3,003,722
Zep, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.772%, 8/8/24	1,995,000	2,003,313
		41,692,336
Commercial and consumer services (1.5%)
Garda World Security Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.50%, 7.00%, 5/26/24	3,400,159	3,433,100
Prime Security Services Borrower, LLC bank term loan FRN Class B,
BBA LIBOR USD 3 Month + 2.75%, 4.398%, 5/2/22	2,970,094	2,992,782
Sabre GLBL, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.984%, 2/22/24	1,000,000	1,001,875
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.75%, 4.589%, 9/2/21	4,400,782	4,410,284
		11,838,041
Communication services (7.0%)
Altice US Finance I Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.25%, 3.898%, 7/28/25	3,975,025	3,965,914
Asurion, LLC bank term loan FRN BBA LIBOR USD 3 Month + 6.00%,
7.648%, 8/4/25	2,007,000	2,059,684
Asurion, LLC bank term loan FRN Ser. B4, BBA LIBOR USD 3 Month
+ 2.75%, 4.398%, 8/4/22	1,161,209	1,166,109
Asurion, LLC bank term loan FRN Ser. B5, BBA LIBOR USD 3 Month
+ 3.00%, 4.573%, 11/3/23	2,431,718	2,438,303
CenturyLink, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75% 4.398%, 1/31/25	5,000,000	4,921,250
Charter Communications Operating, LLC bank term loan FRN
Ser. B, BBA LIBOR USD 3 Month + 2.00%, 3.65%, 4/30/25	4,235,000	4,243,999
Cogeco Communications USA II LP bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.38%, 4.023%, 8/11/24	3,500,000	3,497,085
CSC Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.838%, 6/15/25	3,770,284	3,754,920
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, BBA
LIBOR USD 3 Month + 3.75%, 5.706%, 11/27/23	3,789,628	3,759,429
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4, BBA
LIBOR USD 3 Month + 4.50%, 6.456%, 1/2/24	2,000,000	2,033,334

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Communication services cont.
SFR Group SA bank term loan FRN Ser. B11, BBA LIBOR USD
3 Month + 2.75%, 4.522%, 7/18/25	$4,957,513	$4,734,424
SFR Group SA bank term loan FRN Ser. B12, BBA LIBOR USD
3 Month + 3.00%, 4.72%, 1/31/26	1,995,000	1,911,874
Sprint Communications, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 4.188%, 2/2/24	6,446,263	6,443,039
Virgin Media Bristol, LLC bank term loan FRN Ser. K, BBA LIBOR
USD 3 Month + 2.50%, 4.088%, 1/15/26	4,000,000	4,012,856
WideOpenWest Finance, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.846%, 8/19/23	4,956,328	4,942,391
		53,884,611
Construction (4.3%)
Associated Asphalt Partners, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 5.25%, 6.898%, 4/5/24	4,958,929	4,735,777
Atkore International, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.522%, 12/22/23	1,000,000	1,005,625
ATS Consolidated, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 7.75%, 9.706%, 2/28/26	1,000,000	1,000,000
ATS Consolidated, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.75%, 5.706%, 2/28/25	3,500,000	3,517,500
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.25%, 3.83%, 1/2/25	5,000,000	5,017,970
Builders FirstSource, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.693%, 2/29/24	4,771,833	4,787,737
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.648%, 10/25/23	4,295,625	4,029,833
NCI Building Systems, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.00%, 3.74%, 1/26/25	3,000,000	3,003,750
Quikrete Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.398%, 11/15/23	6,247,590	6,270,150
		33,368,342
Consumer staples (6.7%)
1011778 BC ULC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.916%, 2/17/24	3,952,097	3,956,215
BJ’s Wholesale Club, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.08%, 2/3/24	3,970,000	3,960,075
Brand Industrial Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 4.25%, 5.996%, 6/21/24	6,671,980	6,717,389
CEC Entertainment, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.25%, 4.898%, 2/14/21	4,593,050	4,436,886
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2, BBA LIBOR
USD 3 Month + 3.50%, 5.148%, 9/15/20	4,889,315	4,903,983
Diamond (BC) BV bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.654%, 9/6/24	5,600,000	5,586,000
JBS USA, LLC bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.50%, 4.10%, 10/30/22	3,970,000	3,950,150
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 5.148%, 9/7/23	5,984,175	4,768,107
Weight Watchers International bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.75%, 6.427%, 11/29/24	4,000,000	4,027,916

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Consumer staples cont.
WKI Holding Co., Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.773%, 5/2/24	$3,980,000	$3,989,950
Yum! Brands, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.59%, 6/16/23	4,937,688	4,961,349
		51,258,020
Energy (4.9%)
American Energy-Marcellus, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 7.75%, 8/4/20 (In default)†	1,747,442	1,011,332
BCP Renaissance Parent, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.772%, 10/31/24	3,000,000	3,027,000
California Resources Corp. bank term loan FRN BBA LIBOR USD
3 Month + 10.38%, 11.971%, 12/31/21	1,000,000	1,140,000
California Resources Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.75%, 6.34%, 11/17/22	3,365,000	3,419,681
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.954%, 8/23/21	5,383,000	5,705,980
Eagleclaw Midstream Ventures, LLC bank term loan FRN BBA
LIBOR USD 3 Month + 4.25%, 6.039%, 6/8/24	3,980,000	4,009,850
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 6.414%, 4/16/21	2,055,289	2,048,438
KCA Deutag US Finance, LLC bank term loan FRN BBA LIBOR USD
3 Month + 5.25%, 7.654%, 5/16/20	1,909,416	1,880,775
Lucid Energy Group II Borrower, LLC bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 3.00%, 4.787%, 1/31/25	2,000,000	2,005,000
Medallion Midland Acquisition, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.898%, 10/30/24	5,000,000	5,000,000
MEG Energy Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 5.20%, 12/31/23	5,276,110	5,279,877
Murray Energy Corp. bank term loan FRN Ser. B2, BBA LIBOR USD
3 Month + 7.25%, 8.943%, 4/17/20	2,468,611	2,160,035
Traverse Midstream Partners, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.85%, 9/27/24	915,000	921,536
		37,609,504
Entertainment (1.7%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.30%, 2/6/25 (United Kingdom)	6,185,000	6,174,690
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.943%, 9/18/24	3,917,072	3,938,056
Delta 2 (Lux) Sarl bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 4.27%, 2/1/24	2,318,289	2,316,840
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 7.50%, 9.148%, 8/18/24	720,000	733,050
		13,162,636
Financials (5.3%)
Alliant Holdings I, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.898%, 8/14/22	4,884,986	4,906,021
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.65%, 3/24/25	2,401,861	2,443,894
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 2.50%, 4.15%, 3/24/24	1,829,249	1,838,396
ESH Hospitality, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.38%, 3.818%, 8/30/23	3,897,354	3,915,757

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Financials cont.
Freedom Mortgage Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 5.50%, 7.103%, 2/23/22	$4,415,625	$4,459,781
HUB International, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.839%, 10/2/20	4,808,367	4,826,999
iStar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.586%, 10/1/21	2,005,125	2,020,163
LPL Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.81%, 9/21/24	4,476,281	4,483,743
USI, Inc./NY bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.693%, 5/16/24	5,321,663	5,315,010
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.90%, 8/18/23	2,562,563	2,573,774
VICI Properties 1, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 2.00%, 3.596%, 12/15/24	4,137,955	4,158,644
		40,942,182
Forest products and packaging (2.0%)
Caraustar Industries, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 5.50%, 7.193%, 3/9/22	4,960,013	4,967,760
Coveris Holdings SA bank term loan FRN BBA LIBOR USD 3 Month
+ 4.25%, 5.583%, 6/26/22	4,209,927	4,215,189
Industrial Container Services bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.08%, 4/28/24	4,455,891	4,461,461
Industrial Container Services bank term loan FRN Ser. DD, BBA
LIBOR USD 3 Month + 3.50%, 4.998%, 4/28/24 U	532,941	533,607
Trident TPI Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.25%, 4.898%, 10/5/24	1,500,000	1,503,750
		15,681,767
Gaming and lottery (4.8%)
Amaya Holdings BV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.193%, 8/1/21	2,903,063	2,921,207
Boyd Gaming Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 3.974%, 9/15/23	2,768,339	2,779,216
CBAC Borrower, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 4.00%, 5.648%, 7/7/24	1,995,000	2,012,456
Eldorado Resorts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.955%, 4/17/24	1,989,380	1,989,380
Gateway Casinos & Entertainment, Ltd. bank term loan FRN
Ser. B1, BBA LIBOR USD 3 Month + 3.75%, 5.443%, 2/22/23	2,982,506	2,982,506
Golden Nugget, Inc./NV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.979%, 10/4/23	4,670,805	4,705,107
Greektown Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.648%, 4/25/24	4,975,000	4,975,000
Penn National Gaming, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 3.25%, 1/19/24	3,770,000	3,783,195
Scientific Games Corp. bank term loan FRN Ser. B5, BBA LIBOR
USD 3 Month + 2.75%, 4.539%, 8/14/24	1,165,000	1,169,915
Scientific Games International, Inc. bank term loan FRN Ser. B5,
BBA LIBOR USD 3 Month + 2.75%, 4.539%, 8/14/24	5,626,729	5,650,468
Yonkers Racing Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.90%, 5/31/24	4,026,355	4,056,553
		37,025,003

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Health care (7.7%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.25%, 5.25%, 9/26/24	$500,000	$505,179
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.943%, 4/28/22	4,794,902	4,816,306
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B1, BBA
LIBOR USD 3 Month + 4.00%, 5.675%, 4/28/22	497,480	499,701
Air Methods Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.193%, 4/21/24	3,898,287	3,910,957
CHS/Community Health Systems, Inc. bank term loan FRN Ser. G,
BBA LIBOR USD 3 Month + 2.75%, 4.734%, 12/31/19	1,601,924	1,587,155
CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
BBA LIBOR USD 3 Month + 3.00%, 4.984%, 1/27/21	4,695,388	4,585,634
Endo Luxembourg Finance Co. I Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 4.25%, 5.938%, 4/27/24	5,572,000	5,558,070
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.25%, 3.721%, 1/31/25	3,970,000	3,984,435
Kinetic Concepts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.285%, 2/3/24	4,746,150	4,758,015
Multiplan, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.693%, 6/7/23	5,211,988	5,235,604
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.443%, 6/30/21	4,697,458	4,726,817
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 3.25%, 5.267%, 2/26/25	1,040,000	1,038,700
Pharmaceutical Product Development, LLC bank term loan FRN
BBA LIBOR USD 3 Month + 2.75%, 4.422%, 8/18/22	6,188,967	6,206,550
Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.648%, 5/15/22	4,888,063	4,896,617
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. B1, BBA LIBOR USD 3 Month + 3.50%, 4.94%, 4/1/22	2,706,161	2,735,591
West Street Merger Sub, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.398%, 9/27/24	3,990,000	3,988,005
		59,033,336
Leisure (0.5%)
Steinway Musical Instruments, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.589%, 2/13/25	4,000,000	4,010,000
		4,010,000
Lodging/Tourism (2.5%)
Caesars Resort Collection, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 2.75%, 4.398%, 12/22/24	5,000,000	5,028,570
CityCenter Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.148%, 4/18/24	4,075,084	4,092,277
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 4.50%, 6.148%, 9/2/23	4,732,600	4,751,530
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 2.00%, 3.45%, 10/25/23	2,405,815	2,417,844
MGM Growth Properties Operating Partnership LP bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 2.25%, 3.898%, 4/25/23	2,947,500	2,959,605
		19,249,826

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Media (0.5%)
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.193%, 10/18/19	$1,011,258	$968,461
Nielsen Finance, LLC bank term loan FRN Ser. B4, BBA LIBOR USD
3 Month + 2.00%, 3.579%, 10/4/23	2,762,613	2,768,483
		3,736,944
Metals (1.4%)
Big River Steel, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 5.00%, 6.693%, 8/23/23	997,500	1,017,450
Phoenix Services Merger Sub, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 3.75%, 5.522%, 1/29/25	1,000,000	1,002,500
TMS International Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.631%, 8/14/24	4,987,500	4,999,969
Zekelman Industries, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.408%, 6/14/21	3,427,532	3,444,670
		10,464,589
Publishing (0.5%)
Meredith Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.658%, 1/18/25	3,880,000	3,900,005
		3,900,005
Retail (3.1%)
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.554%, 7/2/22	4,317,393	3,439,525
Bass Pro Group, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 5.00%, 6.648%, 9/25/24	3,990,000	3,989,003
J. Crew Group, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.22%, 4.49%, 3/5/21	1,678,617	1,149,853
JC Penney Corp., Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.25%, 6.234%, 6/23/23	2,887,500	2,759,006
Jo-Ann Stores, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 5.00%, 6.551%, 10/16/23	4,937,500	4,915,898
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.83%, 10/25/20	1,852,398	1,565,276
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.57%, 3/10/22	2,000,000	1,630,000
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 8.50%, 10.148%, 3/19/21	1,823,820	1,769,105
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 4.50%, 6.148%, 3/19/20	2,422,443	2,369,956
		23,587,622
Technology (10.1%)
Almonde, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 7.25%, 8.729%, 6/13/25	2,000,000	1,984,500
Almonde, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 5.484%, 6/16/24	1,990,000	1,988,066
Avaya, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.75%, 6.338%, 12/15/24	6,260,000	6,282,354
BMC Software Finance, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.25%, 4.898%, 9/10/22	4,039,019	4,049,117
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.398%, 3/30/25	1,608,000	1,634,130

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Technology cont.
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.65%, 3/30/24	$3,632,691	$3,644,043
CommScope, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.648%, 12/29/22	2,836,000	2,848,408
Dell International, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.65%, 9/7/23	6,729,536	6,727,436
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.25%, 3.871%, 4/26/24	3,935,739	3,942,627
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.25%, 3.871%, 7/10/22	916,192	917,464
Infor US, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.443%, 2/1/22	5,051,655	5,054,363
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD 3 Month
+ 8.25%, 10.023%, 11/1/24	1,498,000	1,551,928
Kronos, Inc./MA bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.30%, 11/1/23	4,510,525	4,537,462
Rackspace Hosting, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.787%, 11/3/23	7,300,944	7,318,289
Solera, LLC bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.898%, 3/3/23	5,915,737	5,928,415
SS&C European Holdings Sarl bank term loan FRN Ser. B4, BBA
LIBOR USD 3 Month + 2.50%, 4.517%, 2/27/25 (Luxembourg)	1,314,676	1,321,249
SS&C Technologies, Inc. bank term loan FRN Ser. B3, BBA LIBOR
USD 3 Month + 2.50%, 4.517%, 2/27/25	3,685,324	3,703,751
Syniverse Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.648%, 4/23/19	2,365,699	2,380,485
Syniverse Holdings, Inc. bank term loan FRN Ser. 1L, BBA LIBOR
USD 3 Month + 5.00%, 6.82%, 2/9/23	3,000,000	3,012,501
Syniverse Holdings, Inc. bank term loan FRN Ser. 2L, BBA LIBOR
USD 3 Month + 9.00%, 10.82%, 2/9/24	1,250,000	1,265,625
Tempo Acquisition, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 5/1/24	4,338,200	4,347,692
TTM Technologies, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 2.50%, 4.42%, 9/28/24	3,500,000	3,513,125
		77,953,030
Tire and rubber (0.4%)
American Tire Distributors, Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 5.898%, 9/1/21	2,830,117	2,854,173
		2,854,173
Utilities and power (2.9%)
Calpine Construction Finance Co. LP bank term loan FRN BBA
LIBOR USD 3 Month + 2.50%, 4.148%, 1/15/25	4,301,876	4,310,325
Dynegy, Inc. bank term loan FRN Ser. C, BBA LIBOR USD 3 Month
+ 2.75%, 4.346%, 2/7/24	4,084,074	4,107,557
Energy Transfer Equity LP bank term loan FRN BBA LIBOR USD
3 Month + 2.00%, 3.38%, 2/2/24	2,000,000	1,999,688
NRG Energy, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.028%, 6/30/23	4,173,782	4,188,273
Vistra Operations Co., LLC bank term loan FRN Class B2, BBA LIBOR
USD 3 Month + 2.25%, 3.855%, 12/14/23	2,475,000	2,486,214

28 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Utilities and power cont.
Vistra Operations Co., LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.148%, 8/4/23	$4,353,813	$4,375,582
Vistra Operations Co., LLC bank term loan FRN Ser. C, BBA LIBOR
USD 3 Month + 2.50%, 4.148%, 8/4/23	771,542	775,400
		22,243,039
Total senior loans (cost $682,786,159)		$680,911,449

	Principal
CORPORATE BONDS AND NOTES (9.6%)*	amount	Value
Basic materials (0.5%)
ArcelorMittal SA sr. unsec. unsub. notes 5.75%, 3/1/21 (France)	$2,000,000	$2,110,000
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	1,000,000	1,096,250
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	1,000,000	1,022,780
		4,229,030
Capital goods (0.8%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	686,000	728,875
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	1,000,000	1,096,250
GFL Environmental, Inc. 144A sr. unsec. notes 9.875%,
2/1/21 (Canada)	500,000	527,500
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	1,665,000	1,731,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 5.222%, 7/15/21	1,945,000	1,966,881
		6,051,106
Communication services (0.5%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	1,840,000	1,955,368
DISH DBS Corp. company guaranty sr. unsec. notes
5.875%, 7/15/22	2,000,000	1,950,000
		3,905,368
Consumer cyclicals (1.8%)
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	740,000	753,468
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,000,000	997,500
Ford Motor Credit Co., LLC sr. unsec. unsub. FRB BBA LIBOR USD
3 Month + 0.93%, 2.717%, 11/4/19	2,150,000	2,168,773
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 11/1/18	2,000,000	2,000,000
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,651,814
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
8.375%, 5/15/18	1,000,000	1,010,000
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.75%, 8/15/20	2,000,000	1,985,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	2,611,000	2,467,395
		14,033,950

Floating Rate Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (9.6%)* cont.	amount	Value
Consumer staples (0.3%)
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.82%, 2.631%, 8/10/22	$2,000,000	$2,005,106
		2,005,106
Energy (1.1%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	1,000,000	1,022,500
Chesapeake Energy Corp. company guaranty sr. unsec. FRN BBA
LIBOR USD 3 Month + 3.25%, 4.97%, 4/15/19	225,000	223,875
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. notes 9.75%, 3/15/19	1,500,000	1,590,000
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	147,000	154,350
Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	1,250,000	1,271,875
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	1,000,000	1,022,500
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,600,000	1,624,000
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,753,000	1,875,710
		8,784,810
Financials (3.2%)
Bank of America Corp. sr. unsec. FRN Ser. MTN, BBA LIBOR USD
3 Month + 0.77%, 2.557%, 2/5/26	2,000,000	1,987,670
Barclays PLC sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 2.11%, 3.921%, 8/10/21 (United Kingdom)	2,000,000	2,094,260
Citigroup, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month + 1.43%,
3.436%, 9/1/23	3,000,000	3,095,003
CNO Financial Group, Inc. sr. unsec. unsub. notes 4.50%, 5/30/20	1,000,000	1,010,000
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRB Ser. GMTN,
BBA LIBOR USD 3 Month + 1.75%, 3.51%, 10/28/27	3,000,000	3,168,156
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	1,200,000	1,223,400
iStar, Inc. sr. unsec. unsub. notes 4.625%, 9/15/20 R	2,000,000	2,010,000
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	3,000,000	3,090,000
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 1.06%, 2.623%, 9/13/21 (Japan)	3,000,000	3,048,360
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. sub. notes 6.50%, 8/1/18	1,790,000	1,798,950
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,500,000	1,436,250
		23,962,049
Health care (1.0%)
Allergan Funding SCS company guaranty sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 1.26%, 2.804%, 3/12/20 (Luxembourg)	2,000,000	2,033,920
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	3,000,000	3,157,500
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 1.70%, 7/19/19 (Netherlands)	1,600,000	1,561,118
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	1,000,000	1,040,000
		7,792,538

30 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (9.6%)* cont.	amount	Value
Technology (0.1%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19 F	$2,000,000	$—
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21‡‡	770,000	783,475
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	351,000	358,898
		1,142,373
Utilities and power (0.3%)
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 1.28%, 3.00%, 1/15/23	2,000,000	2,041,066
		2,041,066
Total corporate bonds and notes (cost $73,708,230)		$73,947,396

COMMON STOCKS (0.2%)*	Shares	Value
Avaya Holdings Corp.†	55,095	$1,156,444
Caesars Entertainment Corp.†	26,362	334,797
CHC Group, LLC (acquired 3/23/17, cost $125,976) (Cayman Islands)† ∆∆	8,688	65,160
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	91,107
Tribune Media Co. Class 1C F	591,290	29,564
Total common stocks (cost $1,474,909)		$1,677,072

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $341,839) (Cayman Islands) ∆∆	$446,795	$576,366
Total convertible bonds and notes (cost $341,839)		$576,366

SHORT-TERM INVESTMENTS (4.3%)*	Shares	Value
Putnam Short Term Investment Fund 1.54% L	33,195,697	$33,195,697
Total short-term investments (cost $33,195,697)		$33,195,697

TOTAL INVESTMENTS
Total investments (cost $791,506,834)		$790,307,980

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $769,134,469.

Floating Rate Income Fund 31

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $641,526, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

32 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Consumer cyclicals	$334,797	$—	$29,564
Technology	1,156,444	—	—
Transportation	—	65,160	—
Utilities and power	—	91,107	—
Total common stocks	1,491,241	156,267	29,564

Convertible bonds and notes	—	576,366	—
Corporate bonds and notes	—	73,947,396	—
Senior loans	—	680,911,449	—
Short-term investments	33,195,697	—	—
Totals by level	$34,686,938	$755,591,478	$29,564

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of assets and liabilities 2/28/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $758,311,137)	$757,112,283
Affiliated issuers (identified cost $33,195,697) (Notes 1 and 5)	33,195,697
Cash	4,358,471
Interest and other receivables	4,140,707
Receivable for shares of the fund sold	1,153,025
Receivable for investments sold	21,615,380
Prepaid assets	55,769
Total assets	821,631,332

LIABILITIES
Payable for investments purchased	49,786,228
Payable for shares of the fund repurchased	1,242,467
Payable for compensation of Manager (Note 2)	331,846
Payable for custodian fees (Note 2)	9,606
Payable for investor servicing fees (Note 2)	180,794
Payable for Trustee compensation and expenses (Note 2)	130,915
Payable for administrative services (Note 2)	3,114
Payable for distribution fees (Note 2)	219,728
Distributions payable to shareholders	424,342
Other accrued expenses	167,823
Total liabilities	52,496,863

Net assets	$769,134,469

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$802,118,243
Undistributed net investment income (Note 1)	637,226
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(32,422,146)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,198,854)
Total — Representing net assets applicable to capital shares outstanding	$769,134,469

(Continued on next page)

34 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($356,807,420 divided by 41,398,118 shares)	$8.62
Offering price per class A share (100/99.00 of $8.62)*	$8.71
Net asset value and offering price per class B share ($12,665,741 divided by 1,470,514 shares)**	$8.61
Net asset value and offering price per class C share ($90,474,601 divided by 10,505,273 shares)**	$8.61
Net asset value and redemption price per class M share ($5,079,591 divided by 589,660 shares)	$8.61
Offering price per class M share (100/99.25 of $8.61)*	$8.68
Net asset value, offering price and redemption price per class R share
($509,735 divided by 59,173 shares)	$8.61
Net asset value, offering price and redemption price per class Y share
($303,597,381 divided by 35,194,478 shares)	$8.63

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of operations Year ended 2/28/18

INVESTMENT INCOME
Interest (net of foreign tax of $7,886) (including interest income of $509,775 from investments
in affiliated issuers) (Note 5)	$39,646,065
Dividends	6,908
Total investment income	39,652,973

EXPENSES
Compensation of Manager (Note 2)	4,639,471
Investor servicing fees (Note 2)	1,119,620
Custodian fees (Note 2)	27,738
Trustee compensation and expenses (Note 2)	44,730
Distribution fees (Note 2)	1,928,052
Administrative services (Note 2)	24,966
Other	460,735
Total expenses	8,245,312
Expense reduction (Note 2)	(9,938)
Net expenses	8,235,374

Net investment income	31,417,599

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,591,771)
Foreign currency transactions (Note 1)	(26,539)
Forward currency contracts (Note 1)	(25,698)
Total net realized loss	(1,644,008)
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	(227,265)
Assets and liabilities in foreign currencies	2,151
Forward currency contracts	29,854
Total change in net unrealized depreciation	(195,260)

Net loss on investments	(1,839,268)

Net increase in net assets resulting from operations	$29,578,331

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/18	Year ended 2/28/17
Operations
Net investment income	$31,417,599	$25,695,588
Net realized loss on investments
and foreign currency transactions	(1,644,008)	(15,937,570)
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(195,260)	59,065,499
Net increase in net assets resulting from operations	29,578,331	68,823,517
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(13,291,466)	(11,455,441)
Class B	(519,167)	(552,902)
Class C	(2,907,776)	(2,747,218)
Class M	(164,326)	(151,807)
Class R	(16,937)	(19,430)
Class Y	(14,209,207)	(11,798,306)
Increase (decrease) from capital share transactions (Note 4)	(48,153,555)	137,016,664
Total increase (decrease) in net assets	(49,684,103)	179,115,077

NET ASSETS
Beginning of year	818,818,572	639,703,495
End of year (including undistributed net investment
income of $637,226 and $94,418, respectively)	$769,134,469	$818,818,572

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	capital	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
February 28, 2018	$8.63	.33	(.02)	.31	(.32)	—	(.32)	—	$8.62	3.71	$356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.40	338,129	1.03[e]	3.54[e]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64
Class B
February 28, 2018	$8.63	.31	(.02)	.29	(.31)	—	(.31)	—	$8.61	3.39	$12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	—	8.63	10.18	16,461	1.23[e]	3.35[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64
Class C
February 28, 2018	$8.63	.26	(.02)	.24	(.26)	—	(.26)	—	$8.61	2.82	$90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	—	8.63	9.58	100,047	1.78[e]	2.80[e]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64
Class M
February 28, 2018	$8.63	.32	(.02)	.30	(.32)	—	(.32)	—	$8.61	3.54	$5,080	1.07	3.74	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.35	4,095	1.08[e]	3.50[e]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64
Class R
February 28, 2018	$8.63	.30	(.02)	.28	(.30)	—	(.30)	—	$8.61	3.33	$510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	—	8.63	10.13	466	1.28[e]	3.32[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64
Class Y
February 28, 2018	$8.64	.35	(.01)	.34	(.35)	—	(.35)	—	$8.63	3.97	$303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	—	8.64	10.67	359,621	.78[e]	3.78[e]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund 39

Notes to financial statements 2/28/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2017 through February 28, 2018.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

40 Floating Rate Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

Floating Rate Income Fund 41

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal

42 Floating Rate Income Fund

to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$32,072,988	$32,072,988

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $234,088 to increase undistributed net investment income, $42,195,450 to decrease paid-in capital and $41,961,362 to decrease accumulated net realized loss.

Unrealized appreciation	$5,708,282
Unrealized depreciation	(7,256,291)
Net unrealized depreciation	(1,548,009)
Undistributed ordinary income	1,215,274
Capital loss carryforward	(32,072,988)
Cost for federal income tax purposes	$791,855,989

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Floating Rate Income Fund 43

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.564% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$479,476	Class R	659
Class B	19,876	Class Y	482,154
Class C	131,450	Total	$1,119,620
Class M	6,005

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,938 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $595, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

44 Floating Rate Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$881,343
Class B	1.00%	0.45%	65,699
Class C	1.00%	1.00%	965,396
Class M	1.00%	0.30%	13,206
Class R	1.00%	0.50%	2,408
Total			$1,928,052

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,106 and $— from the sale of class A and class M shares, respectively, and received $1,609 and $1,853 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $799 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$477,854,050	$493,145,745
U. S. government securities (Long-term)	—	—
Total	$477,854,050	$493,145,745

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Floating Rate Income Fund 45

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class A	Shares	Amount	Shares	Amount
Shares sold	14,725,317	$126,749,692	16,969,093	$144,805,202
Shares issued in connection with
reinvestment of distributions	1,394,185	11,998,944	1,199,011	10,233,988
	16,119,502	138,748,636	18,168,104	155,039,190
Shares repurchased	(13,886,675)	(119,536,032)	(12,586,961)	(107,398,235)
Net increase	2,232,827	$19,212,604	5,581,143	$47,640,955

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class B	Shares	Amount	Shares	Amount
Shares sold	76,943	$662,585	405,144	$3,458,946
Shares issued in connection with
reinvestment of distributions	55,739	479,521	58,975	502,966
	132,682	1,142,106	464,119	3,961,912
Shares repurchased	(570,062)	(4,904,629)	(400,397)	(3,411,735)
Net increase (decrease)	(437,380)	$(3,762,523)	63,722	$550,177

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class C	Shares	Amount	Shares	Amount
Shares sold	1,615,494	$13,905,166	2,964,747	$25,332,337
Shares issued in connection with
reinvestment of distributions	307,695	2,646,842	285,310	2,432,399
	1,923,189	16,552,008	3,250,057	27,764,736
Shares repurchased	(3,015,160)	(25,936,249)	(2,683,313)	(22,828,634)
Net increase (decrease)	(1,091,971)	$(9,384,241)	566,744	$4,936,102

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class M	Shares	Amount	Shares	Amount
Shares sold	188,447	$1,618,381	90,155	$768,763
Shares issued in connection with
reinvestment of distributions	17,340	149,239	16,892	143,993
	205,787	1,767,620	107,047	912,756
Shares repurchased	(90,613)	(779,781)	(131,689)	(1,123,737)
Net increase (decrease)	115,174	$987,839	(24,642)	$(210,981)

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class R	Shares	Amount	Shares	Amount
Shares sold	24,734	$213,123	30,515	$258,114
Shares issued in connection with
reinvestment of distributions	1,647	14,171	1,666	14,192
	26,381	227,294	32,181	272,306
Shares repurchased	(21,227)	(182,668)	(40,374)	(346,200)
Net increase (decrease)	5,154	$44,626	(8,193)	$(73,894)

46 Floating Rate Income Fund

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	15,274,538	$131,690,692	21,671,509	$185,565,218
Shares issued in connection with
reinvestment of distributions	1,171,938	10,096,632	815,738	6,978,242
	16,446,476	141,787,324	22,487,247	192,543,460
Shares repurchased	(22,868,184)	(197,039,184)	(12,690,902)	(108,369,155)
Net increase (decrease)	(6,421,708)	$(55,251,860)	9,796,345	$84,174,305

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Short Term
Investment Fund*	$72,118,076	$357,332,510	$396,254,889	$509,775	$33,195,697
Total Short-term
investments	$72,118,076	$357,332,510	$396,254,889	$509,775	$33,195,697

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $468,482, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments
Industrial Container Services	$468,482
Total	$468,482

Floating Rate Income Fund 47

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$1,500,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(25,698)	$(25,698)
Total	$(25,698)	$(25,698)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$29,854	$29,854
Total	$29,854	$29,854

48 Floating Rate Income Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,701,583 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Floating Rate Income Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

50 Floating Rate Income Fund

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2018, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Floating Rate Income Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN096 310280 4/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2018	$105,930	$ —	$7,863	$ —
February 28, 2017	$94,651	$ —	$7,650	$ —

For the fiscal years ended ended February 28, 2018 and February 28, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,863 and $7,650 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2018	$ —	$ —	$ —	$ —

February 28, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018